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Contacts:
Investors
Peggy Reilly Tharp, Brown Shoe Company
(314) 854-4134, ptharp@brownshoe.com
Media
Kelly Malone, Brown Shoe Company
(314) 854-4093, kmalone@brownshoe.com

Brown Shoe Company Reports Third Quarter 2013 Results
and Raises EPS Guidance Range
Famous Footwear delivers record sales of $439.6 million
Sales at wholesale operations improve 4.5% to $205.3 million

ST. LOUIS, November 26, 2013 – Brown Shoe Company (NYSE: BWS, brownshoe.com) today reported third quarter 2013 financial results, with net sales of $702.8 million up 1.0% versus third quarter 2012 net sales of $696.0 million, excluding sales from discontinued operations for both quarters.  Results for the third quarter of 2013 and 2012 included sales of $0.2 million and $1.4 million, respectively, from brands and businesses the company has exited.

The company reported third quarter 2013 net earnings of $27.3 million, or $0.63 per diluted share, up 12.4% compared to $24.3 million, or $0.56 per diluted share, in the prior year.  Third quarter 2012 included $2.6 million of costs related to the company’s portfolio realignment efforts ($1.6 million on an after-tax basis, or $0.04 per diluted share).  Gross profit margin for the third quarter of 2013 declined 50 basis points to 39.6% from 40.1% in 2012.

“Famous Footwear reported record sales in the third quarter, with strength across all geographies, climate zones and genders.  We also reported a 4.9% increase in same-store-sales(1) for the quarter,” said Diane Sullivan, president and chief executive officer of Brown Shoe Company.  “For our wholesale business, we saw continued improvement.  Sales were up 4.5% in the quarter, as our trend-right styles continued to resonate with consumers.”

US$M, except per share (unaudited)	13 Weeks		3Q
	3Q’13	3Q’12	Change
Consolidated net sales	$702.8	$696.0	1.0%
Famous Footwear	439.6	436.8	0.6%
Wholesale Operations	205.3	196.4	4.5%
Specialty Retail	57.9	62.8	(7.8%)
Gross profit	278.2	279.3	(0.4%)
Margin	39.6%	40.1%	(50 bps)
SG&A	233.5	236.2	(1.1%)
% of net sales	33.2%	33.9%	(70 bps)
Restructuring and other special charges, net	–	2.1	n/m
Operating earnings	44.7	41.0	9.0%
% of net sales	6.4%	5.9%	50 bps
Net interest expense	5.1	5.3	(3.8%)
Earnings from continuing operations before income taxes	39.5	35.7	10.9%
Tax rate	31.6%	32.0%	(40 bps)
Net earnings (loss) from discontinued operations	0.2	–	n/m
Net earnings (loss)	$27.3	$24.3	12.4%
Per diluted share	$0.63	$0.56	12.5%
Adjusted net earnings	$27.3	$25.9	5.5%
Per diluted share	$0.63	$0.60	5.0%

Third Quarter Highlights

Famous Footwear third quarter 2013 record sales of $439.6 million were up 0.6% year-over-year, with same-store-sales up 4.9%.  For the back-to-school selling season, weeks 24 through 33, same-store-sales were up 5.6%.  The strong performance in the quarter was led by good sales growth in sport slides, canvas shoe styles, sandals and lightweight running.  During the quarter, the company closed or relocated 22 stores and added 11 new stores, as average revenue per square foot continued to improve.

Wholesale sales of $205.3 million were up 4.5% in the third quarter, excluding sales from discontinued brands.  For the Healthy Living platform, wholesale sales of $106.6 million were down 5.6% (excluding sales from discontinued brands) reflecting the shift of approximately $7 million of sales into the second quarter from the third quarter, primarily for Naturalizer.  On a year-to-date basis, Healthy Living sales improved 1.2% over 2012.  The company’s Contemporary Fashion wholesale sales of $98.4 million were up 19.3% in the third quarter, excluding sales from discontinued brands, with strong double-digit growth from both Sam Edelman and Franco Sarto.

Consolidated gross profit of $278.2 million was down 0.4% in the third quarter, and gross margin of 39.6% declined by approximately 50 basis points versus the prior year.  SG&A for the third quarter was $233.5 million, or 33.2% of net sales, which was down approximately 70 basis points from 33.9% of net sales in the prior year.  For the quarter, operating margins improved 50 basis points to 6.4%.

Inventory at the end of the third quarter was $544.6 million, up from $512.2 million in the prior year.  Wholesale inventory was up 8.5%, while Famous Footwear inventory was up 4.8%.

At quarter-end, Brown Shoe Company had no borrowings against its revolving credit facility and $42.4 million in cash and cash equivalents.  The company’s debt-to-capital ratio improved to 30.6% from 41.7% in the third quarter of 2012.

Financial Review and 2013 Outlook

“To account for our strong performance year-to-date, we are raising our adjusted diluted EPS guidance to a range of $1.36 to $1.40,” said Russ Hammer, chief financial officer of Brown Shoe Company.  “For the fourth quarter, we expect to operate under the same level of caution as many of our peers, as uncertainty around traffic, promotional activity and consumer sentiment appears to be permeating the overall industry this holiday season.”

Metric	FY’13
Consolidated net sales	$2.53 to $2.54 billion
Famous Footwear same-store sales	Up low-single digits
Wholesale Operations net sales	Up mid-single digits for continuing operations
Gross profit margin	Up approximately 10 basis points for continuing operations
SG&A	$910 to $915 million
Non-recurring costs	$31 million
Net interest expense	$21 to $22 million
Effective tax rate, on adjusted basis	31% to 32%
Earnings per diluted share	$0.82 to $0.86
Adjusted earnings per diluted share	$1.36 to $1.40
Depreciation and amortization	$54 to $56 million
Capital expenditures	$54 to $56 million

Investor Conference Call

Brown Shoe Company will webcast an investor conference call at 9:00 a.m. ET today, Nov. 26, 2013.  The webcast and slides will be available at investor.brownshoe.com/news/events.  A live conference call will be available at (877) 217-9089 for analysts in North America or (706) 679-1723 for international analysts by using the conference ID 11145746.

A replay will be available for a limited period at investor.brownshoe.com/news/events/archive.  Investors may also access the replay by dialing (855) 859-2056 in North America or (404) 537-3406 internationally and using the conference ID 11145746 through Tuesday, Dec. 3, 2013.

(1) Same-Store-Sales:  For comparability purposes, same-store-sales for the third quarter of 2013 are calculated based on retail sales for weeks 27 through 39 in 2013 as compared to weeks 28 through 40 in 2012.  This adjustment is due to the impact of the 53rd week of sales in the fourth quarter of fiscal 2012.  The calculation for the third quarter of 2013 appropriately reflects the change in same-store-sales on a true retail calendar basis.

Non-GAAP Financial Measures:  In this press release, the company’s financial results are provided both in accordance with generally accepted accounting principles (GAAP) and using certain non-GAAP financial measures. In particular, the company provides historic and estimated future gross profit, operating earnings, net earnings and earnings per diluted share adjusted to exclude certain gains, charges and recoveries, which are non-GAAP financial measures. These results are included as a complement to results provided in accordance with GAAP because management believes these non-GAAP financial measures help identify underlying trends in the company’s business and provide useful information to both management and investors by excluding certain items that may not be indicative of the company’s core operating results. These measures should not be considered a substitute for or superior to GAAP results.  Reconciliations to the applicable GAAP financial measures have been included in the attached schedules.

Definitions
All references in this press release, outside of the condensed consolidated financial statements that follow, unless otherwise noted, related to net earnings attributable to Brown Shoe Company, Inc. and diluted earnings per common share attributable to Brown Shoe Company, Inc. shareholders, are presented as net earnings and earnings per diluted share, respectively.

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995
This press release contains certain forward-looking statements and expectations regarding the company’s future performance and the performance of its brands. Such statements are subject to various risks and uncertainties that could cause actual results to differ materially.  These risks include (i) changing consumer demands, which may be influenced by consumers' disposable income, which in turn can be influenced by general economic conditions; (ii) intense competition within the footwear industry; (iii) rapidly changing fashion trends and purchasing patterns; (iv) customer concentration and increased consolidation in the retail industry; (v) political and economic conditions or other threats to the continued and uninterrupted flow of inventory from China, where Brown Shoe Company relies heavily on manufacturing facilities for a significant amount of their inventory; (vi) the ability to recruit and retain senior management and other key associates; (vii) the ability to attract, retain and maintain good relationships with licensors and protect intellectual property rights; (viii) the ability to secure/exit leases on favorable terms; (ix) the ability to maintain relationships with current suppliers; (x) compliance with applicable laws and standards with respect to lead content in paint and other product safety issues; (xi) the ability to source product at a pace consistent with increased demand for footwear; and (xii) the impact of rising prices in a potentially inflationary global environment.  The company's reports to the Securities and Exchange Commission contain detailed information relating to such factors, including, without limitation, the information under the caption Risk Factors in Item 1A of the company’s Annual Report on Form 10-K for the year ended Feb. 2, 2013, which information is incorporated by reference herein and updated by the company’s Quarterly Reports on Form 10-Q. The company does not undertake any obligation or plan to update these forward-looking statements, even though its situation may change.

# # #

About Brown Shoe Company
Brown Shoe Company is a $2.6 billion, global, footwear company whose shoes are worn by people of all ages, from all walks of life.  Our products are available virtually everywhere — in the over 1,200 Famous Footwear and Naturalizer retail stores we operate, in hundreds of major department and specialty stores, on 14 branded ecommerce sites, and on many additional third-party retail websites.  Through our broad range of products, we serve three key market segments.  Our Family brands — Famous Footwear, Famous.com, and shoes.com — are one-stop-shopping destinations for high quality, affordable styles for a family’s every occasion.  Active people who want comfort, style and performance can look to our Healthy Living brands — Naturalizer, Dr. Scholl's, LifeStride and Ryka.  Our Contemporary Fashion brands — Via Spiga, Vince, Sam Edelman, Franco Sarto, Carlos Santana and Fergie Footwear — keep fashionistas in step with the latest trends.  At Brown Shoe Company, we inspire people to feel good and live better... feet first!

SCHEDULE 1

BROWN SHOE COMPANY, INC.
CONDENSED CONSOLIDATED STATEMENTS OF EARNINGS

	(Unaudited)		(Unaudited)
	13 Weeks Ended		39 Weeks Ended
(Thousands, except per share data)	November 2, 2013	October 27, 2012	November 2, 2013	October 27, 2012

Net sales	$702,788	$695,985	$1,913,150	$1,859,061
Cost of goods sold	424,548	416,650	1,140,268	1,117,818

Gross profit	278,240	279,335	772,882	741,243

Selling and administrative expenses	233,572	236,196	678,522	659,377
Restructuring and other special charges, net	–	2,146	1,262	19,660
Impairment of assets held for sale	–	–	4,660	–

Operating earnings	44,668	40,993	88,438	62,206

Interest expense	(5,254)	(5,398)	(16,167)	(17,079)
Interest income	132	76	282	236

Earnings before income taxes from continuing operations	39,546	35,671	72,553	45,363

Income tax provision	(12,495)	(11,418)	(24,522)	(15,275)

Net earnings from continuing operations	27,051	24,253	48,031	30,088

Discontinued operations:
Earnings (loss) from discontinued operations, net of tax (expense) benefit of ($114), $19, $6,057 and $4,565, respectively	233	34	(4,784)	(6,887)
Impairment of net assets/disposition of discontinued operations	–	–	(11,512)	–

Net earnings (loss) from discontinued operations	233	34	(16,296)	(6,887)

Net earnings	27,284	24,287	31,735	23,201

Net loss attributable to noncontrolling interests	(30)	(5)	(174)	(251)

Net earnings attributable to Brown Shoe Company, Inc.	$27,314	$24,292	$31,909	$23,452

Basic earnings (loss) per common share:
From continuing operations	$0.63	$0.57	$1.13	$0.72
From discontinued operations	–	–	(0.39)	(0.17)

Basic earnings per common share attributable to Brown Shoe Company, Inc. shareholders	$0.63	$0.57	$0.74	$0.55

Diluted earnings (loss) per common share:
From continuing operations	$0.62	$0.56	$1.12	$0.72
From discontinued operations	0.01	-	(0.39)	(0.17)

Diluted earnings per common share attributable to Brown Shoe Company, Inc. shareholders	$0.63	$0.56	$0.73	$0.55

Basic number of shares	41,447	40,745	41,288	40,618
Diluted number of shares	41,766	40,935	41,571	40,721

SCHEDULE 2

BROWN SHOE COMPANY, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS

	(Unaudited)
(Thousands)	November 2, 2013	October 27, 2012	February 2, 2013
ASSETS

Cash and cash equivalents	$42,406	$40,884	$68,223
Receivables, net	112,491	113,519	111,392
Inventories, net	544,589	512,206	503,688
Prepaid expenses and other current assets	52,234	30,511	42,016
Current assets - discontinued operations	181	56,365	47,109
Total current assets	751,901	753,485	772,428

Property and equipment, net	148,182	139,982	144,856
Goodwill and intangible assets, net	75,181	81,219	79,703
Other assets	111,647	134,664	119,695
Non current assets - discontinued operations	–	54,754	54,577
Total assets	$1,086,911	$1,164,104	$1,171,259

LIABILITIES AND EQUITY

Borrowings under revolving credit agreement	$–	$110,000	$105,000
Trade accounts payable	200,706	173,856	213,660
Other accrued expenses	151,142	145,687	137,190
Current liabilities - discontinued operations	2,110	13,935	13,259
Total current liabilities	353,958	443,478	469,109

Long-term debt	198,963	198,773	198,823
Deferred rent	37,548	30,714	33,711
Other liabilities	44,483	51,999	36,719
Non current liabilities - discontinued operations	–	7,203	6,996
Total other liabilities	280,994	288,689	276,249

Total Brown Shoe Company, Inc. shareholders’ equity	451,301	431,138	425,129
Noncontrolling interests	658	799	772
Total equity	451,959	431,937	425,901
Total liabilities and equity	$1,086,911	$1,164,104	$1,171,259

SCHEDULE 3

BROWN SHOE COMPANY, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

	39 Weeks Ended
(Thousands)	November 2, 2013	October 27, 2012
OPERATING ACTIVITIES:
Net earnings	$31,735	$23,201
Adjustments to reconcile net earnings to net cash provided by operating activities:
Depreciation and amortization	41,114	40,457
Amortization of debt issuance costs and debt discount	1,885	1,885
Share-based compensation expense	4,066	4,776
Tax benefit related to share-based plans	(2,581)	(889)
Loss on disposal of facilities and equipment	960	2,177
Impairment charges for facilities and equipment	1,072	2,481
Impairment of assets held for sale	4,660	-
Impairment of intangible assets	-	5,777
Impairment of net assets/disposition of discontinued operations	11,512	-
Net loss on sale of subsidiaries	576	-
Deferred rent	3,837	(1,647)
Provision for doubtful accounts	388	398
Changes in operating assets and liabilities, net of dispositions:
Receivables	(385)	15,063
Inventories	(41,180)	22,523
Prepaid expenses and other current and noncurrent assets	(6,748)	17,852
Trade accounts payable	(12,933)	(7,213)
Accrued expenses and other liabilities	23,848	18,113
Other, net	159	(1,431)
Net cash provided by operating activities	61,985	143,523

INVESTING ACTIVITIES:
Capital expenditures	(41,603)	(44,517)
Proceeds from sale of subsidiaries, net of cash balance of $4,370	69,347	-
Acquisition cost	-	(5,000)
Net cash provided by (used for) investing activities	27,744	(49,517)

FINANCING ACTIVITIES:
Borrowings under revolving credit agreement	966,000	582,000
Repayments under revolving credit agreement	(1,071,000)	(673,000)
Dividends paid	(9,073)	(9,007)
Issuance of common stock under share-based plans, net	(2,406)	(1,860)
Tax benefit related to share-based plans	2,581	889
Net cash used for financing activities	(113,898)	(100,978)
Effect of exchange rate changes on cash and cash equivalents	(1,648)	174
Decrease in cash and cash equivalents	(25,817)	(6,798)
Cash and cash equivalents at beginning of period	68,223	47,682

Cash and cash equivalents at end of period	$42,406	$40,884

SCHEDULE 4

BROWN SHOE COMPANY, INC.
RECONCILIATION OF NET EARNINGS AND DILUTED EARNINGS PER SHARE (GAAP BASIS) TO ADJUSTED NET EARNINGS AND ADJUSTED DILUTED EARNINGS PER SHARE (NON-GAAP BASIS)

	(Unaudited)			(Unaudited)
	13 Weeks Ended November 2, 2013			13 Weeks Ended October 27, 2012
(Thousands, except per share data)	Pre-Tax Impact of Charges/ Other Items	Net Earnings Attributable to Brown Shoe Company, Inc.	Diluted Earnings Per Share	Pre-Tax Impact of Charges/ Other Items	Net Earnings Attributable to Brown Shoe Company, Inc.	Diluted Earnings Per Share

GAAP earnings		$27,314	$0.63		$24,292	$0.56

Charges/Other Items - Continuing Operations:
Portfolio realignment
Business exits and cost reductions	$–	–	–	$2,282	1,425	0.04

Charges/Other Items - Discontinued Operations:
Portfolio realignment
Business exits and cost reductions	–	–	–	274	180	–

Total charges/other items	$–	$–	$–	$2,556	$1,605	0.04

Adjusted earnings		$27,314	$0.63		$25,897	$0.60

	39 Weeks Ended November 2, 2013			39 Weeks Ended October 27, 2012
(Thousands, except per share data)	Pre-Tax Impact of Charges/ Other Items	Net Earnings Attributable to Brown Shoe Company, Inc.	Diluted Earnings Per Share	Pre-Tax Impact of Charges/ Other Items	Net Earnings Attributable to Brown Shoe Company, Inc.	Diluted Earnings Per Share

GAAP earnings		$31,909	$0.73		$23,452	$0.55

Charges/Other Items - Continuing Operations:
Portfolio realignment
Business exits and cost reductions	$1,262	803	0.02	$18,872	12,440	0.29
Non-cash impairments/dispositions	4,660	4,660	0.11	–	–	–
Organizational change	–	–	–	2,283	1,395	0.03
Total Continuing Operations	5,922	5,463	0.13	21,155	13,835	0.32

Charges/Other Items - Discontinued Operations:
Portfolio realignment
Business exits and cost reductions	13,233	6,414	0.13	8,130	4,999	0.12
Non-cash impairments/dispositions	11,512	11,512	0.28	–	–	–
ASG integration-related costs	–	–	–	675	441	0.01
Total Discontinued Operations	24,745	17,926	0.41	8,805	5,440	0.13

Total charges/other items	$30,667	23,389	0.54	$29,960	19,275	0.45

Adjusted earnings		$55,298	$1.27		$42,727	$1.00

SCHEDULE 4

BROWN SHOE COMPANY, INC.
SUMMARY FINANCIAL RESULTS BY SEGMENT
(Unaudited)

SUMMARY FINANCIAL RESULTS

	Famous Footwear		Wholesale Operations		Specialty Retail		Other		Consolidated
	13 Weeks Ended		13 Weeks Ended		13 Weeks Ended		13 Weeks Ended		13 Weeks Ended
(Thousands)	November 2, 2013	October 27, 2012	November 2, 2013	October 27, 2012	November 2, 2013	October 27, 2012	November 2, 2013	October 27, 2012	November 2, 2013	October 27, 2012

Net Sales	$439,605	$436,812	$205,269	$196,371	$57,914	$62,802	$–	$–	$702,788	$695,985

Gross Profit	$187,286	$186,659	$65,177	$64,725	$25,777	$27,951	$–	$–	$278,240	$279,335
Adjusted Gross Profit	$187,286	$186,659	$65,177	$64,761	$25,777	$28,051	$–	$–	$278,240	$279,471

Gross Profit Rate	42.6%	42.7%	31.8%	33.0%	44.5%	44.5%	–	–	39.6%	40.1%
Adjusted Gross Profit Rate	42.6%	42.7%	31.8%	33.0%	44.5%	44.7%	–	–	39.6%	40.2%

Operating Earnings (Loss)	$37,047	$35,525	$16,782	$15,169	$221	$1,771	$(9,382)	$(11,472)	$44,668	$40,993
Adjusted Operating Earnings (Loss)	$37,047	$35,881	$16,782	$16,641	$221	$2,138	$(9,382)	$(11,385)	$44,668	$43,275

Operating Earnings (Loss) %	8.4%	8.1%	8.2%	7.7%	0.4%	2.8%	–	–	6.4%	5.9%
Adjusted Operating Earnings (Loss) %	8.4%	8.2%	8.2%	8.5%	0.4%	3.4%	–	–	6.4%	6.2%

Same-store Sales % (on a 13-week basis)	4.9%	6.8%	–	–	0.6%	8.4%	–	–	–	–

Number of Stores	1,048	1,061	–	–	185	223	–	–	1,233	1,284

RECONCILIATION OF ADJUSTED RESULTS (NON-GAAP)

	Famous Footwear		Wholesale Operations		Specialty Retail		Other		Consolidated
	13 Weeks Ended		13 Weeks Ended		13 Weeks Ended		13 Weeks Ended		13 Weeks Ended
(Thousands)	November 2, 2013	October 27, 2012	November 2, 2013	October 27, 2012	November 2, 2013	October 27, 2012	November 2, 2013	October 27, 2012	November 2, 2013	October 27, 2012

Gross Profit	$187,286	$186,659	$65,177	$64,725	$25,777	$27,951	$–	$–	$278,240	$279,335

Charges/Other Items:
Portfolio realignment
Business exits and cost reductions	–	–	–	36	–	100	–	–	–	136

Total charges/other items	–	–	-	36	–	100	–	–	–	136

Adjusted Gross Profit	$187,286	$186,659	$65,177	$64,761	$25,777	$28,051	$–	$–	$278,240	$279,471

Operating Earnings (Loss)	$37,047	$35,525	$16,782	$15,169	$221	$1,771	$(9,382)	$(11,472)	$44,668	$40,993

Charges/Other Items:
Portfolio realignment
Business exits and cost reductions	–	356	–	1,472	–	367	–	87	–	2,282

Total charges/other items	–	356	–	1,472	–	367	–	87	–	2,282

Adjusted Operating Earnings (Loss)	$37,047	$35,881	$16,782	$16,641	$221	$2,138	$(9,382)	$(11,385)	$44,668	$43,275

SCHEDULE 5 - CONTINUED

BROWN SHOE COMPANY, INC.
SUMMARY FINANCIAL RESULTS BY SEGMENT
(Unaudited)

SUMMARY FINANCIAL RESULTS

	Famous Footwear		Wholesale Operations		Specialty Retail		Other		Consolidated
	39 Weeks Ended		39 Weeks Ended		39 Weeks Ended		39 Weeks Ended		39 Weeks Ended
(Thousands)	November 2, 2013	October 27, 2012	November 2, 2013	October 27, 2012	November 2, 2013	October 27, 2012	November 2, 2013	October 27, 2012	November 2, 2013	October 27, 2012

Net Sales	$1,180,143	$1,134,237	$567,334	$551,896	$165,673	$172,928	$–	$–	$1,913,150	$1,859,061

Gross Profit	$523,022	$498,718	$178,859	$170,064	$71,001	$72,461	$–	$–	$772,882	$741,243
Adjusted Gross Profit	$523,022	$498,718	$178,859	$171,263	$71,001	$72,757	$–	$–	$772,882	$742,738

Gross Profit Rate	44.3%	44.0%	31.5%	30.8%	42.9%	41.9%	–	–	40.4%	39.9%
Adjusted Gross Profit Rate	44.3%	44.0%	31.5%	31.0%	42.9%	42.1%	–	–	40.4%	40.0%

Operating Earnings (Loss)	$95,057	$74,365	$28,085	$25,833	$(2,934)	$(7,551)	$(31,770)	$(30,441)	$88,438	$62,206
Adjusted Operating Earnings (Loss)	$95,057	$82,052	$33,991	$32,321	$(2,934)	$(3,647)	$(31,754)	$(27,365)	$94,360	$83,361

Operating Earnings (Loss) %	8.1%	6.6%	5.0%	4.7%	(1.8%)	(4.4%)	–	–	4.6%	3.3%
Adjusted Operating Earnings (Loss) %	8.1%	7.2%	6.0%	5.9%	(1.8%)	(2.1%)	–	–	4.9%	4.5%

Same-store Sales % (on a 39-week basis)	4.3%	4.6%	–	–	1.7%	3.2%	–	–	–	–

Number of Stores	1,048	1,061	–	–	185	223	–	–	1,233	1,284

RECONCILIATION OF ADJUSTED RESULTS (NON-GAAP)

	Famous Footwear		Wholesale Operations		Specialty Retail		Other		Consolidated
	39 Weeks Ended		39 Weeks Ended		39 Weeks Ended		39 Weeks Ended		39 Weeks Ended
	November 2,	October 27,	November 2,	October 27,	November 2,	October 27,	November 2,	October 27,	November 2,	October 27,
(Thousands)	2013	2012	2013	2012	2013	2012	2013	2012	2013	2012

Gross Profit	$523,022	$498,718	$178,859	$170,064	$71,001	$72,461	$–	$–	$772,882	$741,243

Charges/Other Items:
Portfolio realignment
Business exits and cost reductions	–	–	–	1,199	–	296	–	–	–	1,495

Total charges/other items	–	–	–	1,199	–	296	-	–	–	1,495

Adjusted Gross Profit	$523,022	$498,718	$178,859	$171,263	$71,001	$72,757	$–	$–	$772,882	$742,738

Operating Earnings (Loss)	$95,057	$74,365	$28,085	$25,833	$(2,934)	$(7,551)	$(31,770)	$(30,441)	$88,438	$62,206

Charges/Other Items:
Portfolio realignment
Non-cash impairment charges	–	–	4,660	–	–	–	–	–	4,660	–
Business exits and cost reductions	–	7,687	1,246	6,488	–	3,904	16	793	1,262	18,872
Organizational change	–	–	–	–	–	–	–	2,283	–	2,283

Total charges/other items	-	7,687	5,906	6,488	-	3,904	16	3,076	5,922	21,155

Adjusted Operating Earnings (Loss)	$95,057	$82,052	$33,991	$32,321	$(2,934)	$(3,647)	$(31,754)	$(27,365)	$94,360	$83,361

SCHEDULE 6

BROWN SHOE COMPANY, INC.
BASIC AND DILUTED EARNINGS (LOSS) PER SHARE RECONCILIATION

	(Unaudited)		(Unaudited)
	13 Weeks Ended		39 Weeks Ended
	November 2,	October 27,	November 2,	October 27,
(Thousands, except per share data)	2013	2012	2013	2012

Net earnings attributable to Brown Shoe Company, Inc.:
Net earnings from continuing operations	$27,051	$24,253	$48,031	$30,088
Net loss attributable to noncontrolling interests	30	5	174	251
Net earnings allocated to participating securities	(1,097)	(1,210)	(1,386)	(1,166)
Net earnings from continuing operations	25,984	23,048	46,819	29,173

Net earnings (loss) from discontinued operations	233	34	(16,296)	(6,887)
Net earnings allocated to participating securities	(9)	(2)	–	–
Net earnings (loss) from discontinued operations	224	32	(16,296)	(6,887)

Net earnings attributable to Brown Shoe Company, Inc. after allocation of earnings to participating securities	$26,208	$23,080	$30,523	$22,286

Basic and diluted common shares attributable to Brown Shoe Company, Inc.:
Basic common shares for continuing operations and discontinued operations	41,447	40,745	41,288	40,618
Dilutive effect of share-based awards for continuing operations and discontinued operations	319	190	283	103
Diluted common shares for continuing operations and discontinued operations attributable to Brown Shoe Company, Inc.	41,766	40,935	41,571	40,721

Basic earnings (loss) per common share:
From continuing operations	$0.63	$0.57	$1.13	$0.72
From discontinued operations	–	–	(0.39)	(0.17)
Basic earnings per common share attributable to Brown Shoe Company, Inc. shareholders	$0.63	$0.57	$0.74	$0.55

Diluted earnings (loss) per common share:
From continuing operations	$0.62	$0.56	$1.12	$0.72
From discontinued operations	0.01	-	(0.39)	(0.17)
Diluted earnings per common share attributable to Brown Shoe Company, Inc. shareholders	$0.63	$0.56	$0.73	$0.55

SCHEDULE 7

BROWN SHOE COMPANY, INC.
BASIC AND DILUTED ADJUSTED EARNINGS (LOSS) PER SHARE RECONCILIATION

	(Unaudited)		(Unaudited)
	13 Weeks Ended		39 Weeks Ended
	November 2,	October 27,	November 2,	October 27,
(Thousands, except per share data)	2013	2012	2013	2012

Adjusted net earnings attributable to Brown Shoe Company, Inc.:
Adjusted net earnings from continuing operations	$27,051	$25,678	$53,493	$43,923
Net loss attributable to noncontrolling interests	30	5	174	251
Net earnings allocated to participating securities	(1,097)	(1,281)	(2,336)	(2,114)
Adjusted net earnings from continuing operations	25,984	24,402	51,331	42,060

Adjusted net earnings (loss) from discontinued operations	233	214	1,630	(1,447)
Net earnings allocated to participating securities	(9)	(11)	(71)	–
Net earnings (loss) from discontinued operations	224	203	1,559	(1,447)

Adjusted net earnings attributable to Brown Shoe Company, Inc. after allocation of earnings to participating securities	$26,208	$24,605	$52,890	$40,613

Basic and diluted common shares attributable to Brown Shoe Company, Inc.:
Basic common shares for continuing operations and discontinued operations	41,447	40,745	41,288	40,618
Dilutive effect of share-based awards for continuing operations and discontinued operations	319	190	283	103
Diluted common shares for continuing operations and discontinued operations attributable to Brown Shoe Company, Inc.	41,766	40,935	41,571	40,721

Basic adjusted earnings (loss) per common share:
From continuing operations	$0.63	$0.60	$1.24	$1.04
From discontinued operations	–	–	0.04	(0.04)
Basic adjusted earnings per common share attributable to Brown Shoe Company, Inc. shareholders	$0.63	$0.60	$1.28	$1.00

Diluted adjusted earnings (loss) per common share:
From continuing operations	$0.62	$0.60	$1.23	$1.04
From discontinued operations	0.01	–	0.04	(0.04)
Diluted adjusted earnings per common share attributable to Brown Shoe Company, Inc. shareholders	$0.63	$0.60	$1.27	$1.00